Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated June 25, 2018 to the

Prospectus for Individual Investors, Prospectus for Institutional Investors, and Prospectus for Emerging Markets Portfolio – Investor Class, each dated February 28, 2018, as supplemented

(the “Prospectuses”)

Disclosure Related to the Emerging Markets Portfolio (Advisor Class and Investor Class) and

Institutional Emerging Markets Portfolio (Class I and Class II)

Effective July 1, 2018, Scott Crawshaw and Craig Shaw will serve as co-lead portfolio managers of the Emerging Markets Portfolio. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Portfolio in its Prospectuses is replaced with the following:

Scott Crawshaw, Craig Shaw, Pradipta Chakrabortty, G. Rusty Johnson, and Richard Schmidt serve as the portfolio managers of the Emerging Markets Portfolio. Mr. Crawshaw has held his position since June 2014, Mr. Shaw has held his position since December 2006, Mr. Chakrabortty has held his position since January 2015, Mr. Johnson has held his position since the Portfolio’s inception in November 1998, and Mr. Schmidt has held his position since December 2011. Messrs. Crawshaw and Shaw are the co-lead portfolio managers.

Effective July 1, 2018, Scott Crawshaw and Craig Shaw will serve as co-lead portfolio managers of the Institutional Emerging Markets Portfolio. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Portfolio in its Prospectus is replaced with the following:

Scott Crawshaw, Craig Shaw, Pradipta Chakrabortty, G. Rusty Johnson, and Richard Schmidt serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Mr. Crawshaw has held his position since June 2014, Mr. Shaw has held his position since December 2006, Mr. Chakrabortty has held his position since January 2015, Mr. Johnson has held his position since the Portfolio’s inception in October 2005, and Mr. Schmidt has held his position since December 2011. Messrs. Crawshaw and Shaw are the co-lead portfolio managers.

In addition, effective July 1, 2018, the disclosure regarding Scott Crawshaw and G. Rusty Johnson in the “Portfolio Management” section in each Prospectus is replaced with the following:

Scott Crawshaw has been a portfolio manager since 2014 and an analyst since 2015. As an analyst, he focuses on emerging markets companies. Mr. Crawshaw graduated from University of Bristol in 1995. From 2004 to 2014, Mr. Crawshaw was a senior portfolio manager and research analyst for Russell Investments. He joined Harding Loevner in 2014. Mr. Crawshaw serves as a co-lead portfolio manager for the Institutional Emerging Markets Portfolio and Emerging Markets Portfolio and a portfolio manager for the Global Equity Portfolio and International Equity Portfolio.

G. Rusty Johnson, CFA has been a portfolio manager since 1998, and an analyst since 1994. As an analyst, he focuses on emerging markets companies. He graduated from Washington and Lee University in 1986. He also studied at Fu Jen University in Taiwan and Chinese University in Hong Kong. Mr. Johnson joined Harding Loevner in 1994. Mr. Johnson serves as a portfolio manager for the Institutional Emerging Markets Portfolio and Emerging Markets Portfolio.

Investors Should Retain this Supplement for Future Reference.